Exhibit 10.10
(ENGLISH TRANSLATION)
1st PRIVATE AMENDMENT TO THE CONTRACT OF CREDIT OPENING FOR FINANCING
UPON TRANSFER FROM BNDES [Brazilian Development Bank]
1 — BENEFICIARY
Angélica Agroenergia Ltda., a limited liability company with head office in the City of Angélica, State of Mato Grosso do Sul (MS), at Estrada Angélica — BR 267, KM 14, S/Nº, Fazenda Kurupay, Zona Rural, CEP 79785-000, enrolled with CNPJ/MF [Corporate Taxpayer’s Registry / Ministry of Finance] under no. 07.903.169/0001-09, in this act represented in the terms of its Articles of Association, and hereinafter simply referred to as “Beneficiary”;
2 — FINANCIAL AGENTS
Banco Rabobank International Brasil S.A., financial institution with head office in São Paulo, State of São Paulo, at Avenida das Nações Unidas 12.995, 7º andar [floor], enrolled with CNPJ/MF under no. 01.023.570/0001-60, in this act represented in the terms of its Bylaws, and hereinafter simply referred to as “Rabobank”;
Banco ABN AMRO Real S.A., financial institution with head office in São Paulo, State of São Paulo, at Avenida Paulista 1.374, 3º andar, enrolled with CNPJ/MF under no. 33.066.408/0001-15, in this act represented in the terms of its Bylaws, and hereinafter simply referred to as “ABN AMRO”;
Unibanco - União de Bancos Brasileiros S.A., financial institution with head office in São Paulo, State of São Paulo, at Avenida Eusébio Matoso 891, enrolled with CNPJ/MF under no. 33.700.394/0001-40, in this act represented in the terms of its Bylaws, and hereinafter simply referred to as “Unibanco”;
Banco Itaú BBA S.A., financial institution with head office in São Paulo, State of São Paulo, at Av. Brigadeiro Faria Lima 3400, 4º andar (part), enrolled with CNPJ/MF under no. 17.298.092/0001-30, in this act represented in the terms of its Bylaws, and hereinafter simply referred to as “Itaú BBA”;
Banco Bradesco S.A., financial institution with head office in Cidade de Deus, s/n.º, Vila Yara, in the City of Osasco, State of São Paulo, enrolled with CNPJ/MF under no. 60.746.948/0001-12, in this act represented in the terms of its Bylaws, and hereinafter simply referred to as “Bradesco”; and
HSBC Bank Brasil S.A. — Multiple Bank, financial institution with head office in Curitiba, State of Paraná, at Travessa Oliveira Bello 34, 4º andar, enrolled with CNPJ/MF under no. 01.701.201/0001-89, in this act represented in the terms of its Bylaws, and hereinafter simply referred to as “HSBC”.
Rabobank, ABN AMRO, Unibanco, Itaú BBA, Bradesco and HSBC are hereinafter jointly referred to as “Financial Agents”, or individually referred to (in a general way) as “Financial Agent”.
3 — GUARANTORS
Usina Monte Alegre Ltda., a limited liability company with head office in the City of Monte Belo, State of Minas Gerais, at Fazenda Monte Alegre, S/Nº, CEP 37140-000, enrolled with CNPJ/MF under no. 22.587.687/0001-46, in this act represented in the terms of its Articles of Association, and hereinafter simply referred to as “UMA”;
Adeco Agropecuária Brasil Ltda., a limited liability company with head office in the City of Luis Eduardo Magalhães, State of Bahia, at Rua Pará, Quadra 21, Lote 20, Bairro Centro, CEP 47850-

000, enrolled with CNPJ/MF under no. 07.035.004/0001-54, in this act represented in the form of its Articles of Association, and hereinafter simply referred to as “Adeco Agropecuária”;
Alfenas Café Ltda., a limited liability company with head office in the City of Monte Belo, State of Minas Gerais, at Fazenda Monte Alegre, S/Nº, CEP 37130-000, enrolled with CNPJ/MF under no. 01.893.896/0001-48, in this act represented in the form of its Articles of Association, and hereinafter simply referred to as “Alfenas”;
Adeco Brasil Participações Ltda., a limited liability company with head office in the City of São Paulo, State of São Paulo, at Rua Iguatemi 192, 13º andar, suite 131, Itaim Bibi, CEP 01451-010, enrolled with CNPJ/MF under no. 07.835.579/0001-51, in this act represented in the form of its Articles of Association, hereinafter simply referred to as “Adeco Brasil”;
UMA, Adeco Agropecuária, Alfenas and Adeco Brasil are hereinafter jointly referred to as “Guarantors”.
Beneficiary, Financial Agents and Guarantors are jointly referred to as “Parties”, and individually referred to as “Party”.
WHEREAS:
(i)	on February 1st, 2008, the Parties executed a Private Instrument of Credit Opening for Financing upon Transfer from BNDES (the “Contract”), upon which Beneficiary obtained a financing in the amount of one hundred and fifty-one million Reais (R$ 151,000,000.00), for the development of a project aiming at (i) the construction of an alcohol and sugar mill, with milling capacity of 3.6 million tons per year, located in the city of Angélica, State of Mato Grosso do Sul, (ii) the formation of a sugar cane farming, and (iii) the installation of a co-generation unit of electric power;
(ii)	the Parties wish to ratify the guaranty provided by one of the above-mentioned Guarantors, and that is why this instrument was prepared;
The Parties decide to execute this 1st Private Amendment to the Contract of Credit Opening for Financing upon Transfer from BNDES, in the following terms and conditions:
Clause One - Guarantor Adeco Agropecuária herein ratifies the terms and conditions of the Contract and acts as joint debtor and guarantor, under the terms of article 264 and following articles of the Brazilian Civil Code, being jointly liable – together with Beneficiary and other Guarantors, before Financial Agents and BNDES – for the compliance with all (principal and accessory) obligations undertaken by Beneficiary in the Transfer Contract and other related documents, irrevocably waiving the rights guaranteed by articles 366, 821, 824, 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code. Due to the guaranty provided, Adeco Agropecuária in this act delivers to Leader all certificates necessary to regulate this guaranty under the terms of the Contract and regulations in force. Among the certificates delivered are: (i) Certificate of Good Standing with FGTS [Government Severance Indemnity Fund for Employees], (ii) Negative Certificate of Debts from INSS [National Institute for Social Security], (iii) Negative Certificate of Federal Taxes and Charges and Active Federal Debt, and (iv) Annual Social Information Report — RAIS (Relação Anual de Informações Sociais).
Clause Two - The parties ratify all clauses, conditions and guarantees of the Contract object of this instrument (which remain complete and unchanged, except for what is herein amended), there being no intention to novate – as it is set forth in the Brazilian Civil Code –, and they also clarify that the guarantees previously provided shall be in force until all obligations arising from said Contract are liquidated.
Clause Three - Beneficiary and Guarantors irrevocably authorize the registration of this contractual instrument in the Registry of Deeds and Documents or in any other competent registry.

In witness whereof, the Parties execute this instrument in twelve (12) counterparts of equal content and form, in the presence of the witnesses indicated below.
São Paulo, July 1st, 2008.
FINANCIAL AGENTS:

Banco Robobank Internacional Brasil S.A.	Banco ABN AMRO Real S.A.

Signed: /s/ Márcia Regina Miné Bon	Signed: /s/ Elis Regina Vasconcelos
Name: Márcia Regina Miné Bon	Name: Elis Regina Vasconcelos
Identity Card (RG): 10.999.751-7	Transfers – BNDES
CPF: 054.713.658-79	Title: [in blank]
Title: [in blank]

Signed: /s/ Adrián Lorenzutti	Signed: /s/ Marcos Antonio L. Gonçalez
Name: Adrián Lorenzutti	Name: Marcos Antonio L. Gonçalez
CPF: 231.764.218-00	Transfers – BNDES
Title: [in blank]	Title: [in blank]

*	CPF = Individual Taxpayer’s Registry

[Continuation of the signature page of the 1st Private Amendment to the Contract of Credit Opening
for Financing upon Transfer from BNDES]
JULY 1st, 2008

Unibanco – União de Bancos Brasileiros S.A.	Banco Itaú BBA S.A.

Signed: /s/ Alberto A. Botelho Júnior	Signed: /s/ Dirceu Rodrigues Machado
Name: Alberto A. Botelho Júnior	Name: Dirceu Rodrigues Machado
Title: [in blank]	CPF: 039.205.058.75
Identity Card (RG): 15.697.629
Title: [in blank]

Signed: /s/ Jillian Márcia Machado	Signed: /s/ Luciana Matsumura
Name: Jillian Márcia Machado	Name: Luciana Matsumura
Title: [in blank]	Identity Card (RG): 28.052.539-4
CPF: 219.113.688.[illegible]
Title: [in blank]

Banco Bradesco S.A.	HSBC Bank Brasil S.A. – Multiple Bank

Signed: /s/ Edílio de Jesus Almeida	Signed: /s/ Anna Paula T. Tourinho
Name: Edílio de Jesus Almeida	Name: Anna Paula T. Tourinho
Title: [in blank]	Title: ABF [Asset Based Finance] Manager
Registration no.: 3278983
Title: [in blank]

Signed: /s/ Rosa Rodrigues da Cruz Ferraz	Signed: /s/ Eduardo P. Cavalcanti
Name: Rosa Rodrigues da Cruz Ferraz	Name: Eduardo P. Cavalcanti
Title: [in blank]	CPF: 025.105.307-55
Title: [in blank]
BENEFICIARY:
Angélica Agroenergia Ltda.

Signed: /s/	Signed: /s/
Name: [in blank]	Name: [in blank]
Title: [in blank]	Title: [in blank]
GUARANTORS:

Usina Monte Alegre Ltda.	Adeco Agropecuária Brasil Ltda.

Signed: /s/	Signed: /s/
Name: [in blank]	Name: [in blank]
Title: [in blank]	Title: [in blank]

Signed: /s/
Name: [in blank]
Title: [in blank]

Alfenas Café Ltda.	Adeco Brasil Participações Ltda.

Signed: /s/	Signed: /s/
Name: [in blank]	Name: [in blank]
Title: [in blank]	Title: [in blank]

Signed: /s/
Name: [in blank]
Title: [in blank]
WITNESSES:

Signed: /s/	Signed: /s/
Name: [illegible]	Name: Peter Damaceno de Lima
Identity Card (RG): 001.578.895 SSP/MS	Identity Card (RG): 447.987 SSP/MS
The document bears initials, and two duly initialed stamps with the following contents: “UNIBANCO – Legal Counsel for Business” and “RGE – Checked”.
It bears the authentication of the signature of MARCOS ANTONIO DE LIMA GONÇALEZ, duly signed [illegible signature] by Cleber Gonçalves, Authorized Clerk of the 12th Notary’s Office, on July 07, 2008, in São Paulo. It also bears the specification of the fees paid, the stamp of said Authorized Clerk, and a stamp of the Association of Notaries Public of Brazil – SP under number 1042AA435436.
It bears the authentication of the signature of ELIS REGINA PEREIRA MATOS DE VASCONCELOS, duly signed [illegible signature] by Cleber Gonçalves, Authorized Clerk of the 12th Notary’s Office, on July 07, 2008, in São Paulo. It also bears the specification of the fees paid, the stamp of said Authorized Clerk, and a stamp of the Association of Notaries Public of Brazil – SP under number 1042AA435225.
It bears the authentication of the signatures of ADRIAN EZEQUIEL LORENZUTTI and MÁRCIA REGINA MINE BON, duly signed [illegible signature] by Silvia Regina Catto Gonçalves, Clerk of the Civil Registry Office – 30th Subdistrict, on July 04, 2008, in São Paulo. It also bears the specification of the fees paid, the stamp of said Authorized Clerk, and two stamps of the Association of Notaries Public of Brazil – SP under numbers 1063AA577013 and 1063AA577014.
It bears the authentication of the signature of EDUARDO PENNA CAVALCANTI, duly signed [illegible signature] by José Messias de Macedo, Authorized Clerk of the 20th Notary’s Office, on July 07, 2008, in São Paulo. It also bears the specification of the fees paid, a partially legible Official Seal, and a stamp of the Association of Notaries Public of Brazil – SP under number 1077AA237378.

It bears the authentication of the signature of SONIA MARIA BARRERA ARRUDA, duly signed [illegible signature] by Paulo Rogério Feitosa de Rezende, Authorized Clerk of the 20th Notary’s Office, on July 07, 2008, in São Paulo. It also bears the specification of the fees paid, the Official Seal of said Authorized Clerk, and a stamp of the Association of Notaries Public of Brazil – SP under number 1077AA237793.
It bears the authentication of the signatures of ALBERTO AUGUSTO BOTELHO JUNIOR, LILLIAN MARCIA COELHO DE SOUZA MACHADO, DIRCEU RODRIGUES MACHADO and LUCIANA MATSUMURA, duly signed [illegible signature] by Clenilson Silva de Carvalho, Authorized Clerk of the 19th Notary’s Office, on July 04, 2008, in São Paulo. It also bears the specification of the fees paid, an Official Seal of said Notary’s Office, and two stamps of the Association of Notaries Public of Brazil – SP under numbers 1024AA126930 and 1024AA126931.
It bears the authentication of the signatures of ROSA RODRIGUES DA CRUZ FERRAZ and EDILIO DE JESUS ALMEIDA, duly signed [illegible signature] by Clenilson Silva de Carvalho, Authorized Clerk of the 19th Notary’s Office, on July 04, 2008, in São Paulo. It also bears the specification of the fees paid, an Official Seal of said Notary’s Office, and a stamp of the Association of Notaries Public of Brazil – SP under number 1024AA12[illegible].
It bears the authentication of the signatures of MARCELO WEYLAND BARBOSA VIEIRA and LEONARDO RAUL BERRIDI, duly signed [illegible signature] by an employee of the [illegible], on July 08, 2008, in Angélica – RS. It also bears eight Authentication Seals / Authentication of Signatures of the Judicial Administrative Department – State of Mato Grosso do Sul under numbers ABH 27483, ABH 27484, ABH 27485, ABH 27486, ABH 27487, ABH 27488, ABH 27489 and ABH 27490.

REGISTRY OF DEEDS AND DOCUMENTS AND LEGAL ENTITIES
DISTRICT OF ANGÉLICA / MS
C E R T I F I C A T I O N
I certify and give faith that this instrument was protocolized under no. 1784, sheets 122, Book no. A-4, at [in blank] (hour), on Jul/08/2008. It was recorded under number 1641, registered under no. 01, sheets 008 in book B-15.
Angélica, MS — Jul/08/2008
Signed: /s/ Gabriel Martins Nunes
Name: Gabriel Martins Nunes
Title: Substitute
1st NOTARY’S OFFICE
REGISTRY OF REAL ESTATE, LEGAL ENTITIES, DEEDS
AND DOCUMENTS, AND PROTEST OF BILLS OF
EXCHANGE
ANGÉLICA – MATO GROSSO DO SUL
Phone/Fax: (67) 3446-1258
Elena Ma. Matos Barradas Felippi
OFFICIATE
It bears an Authentication Seal / Notarial Acts and Registries of the Judicial Administrative Department – State of Mato Grosso do Sul under number ACV 72942, a stamp with the following content: “ONLY VALID WITH THE AUTHENTICATION SEAL”, and a duly initialed stamp of the Real Estate Title Registry – District of Angélica (MS).